SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                   FORM 8-K/A
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                Date of Report (Date of earliest event reported):
                                  April 9, 1998




                                  PROCEPT, INC.
             (Exact name of registrant as specified in its charter)



         Delaware                  0-21134                      04-2893483
(State or other jurisdiction    (Commission File               (IRS Employer
     of incorporation)              Number)                  Identification No.)




                  840 Memorial Drive, Cambridge, Massachusetts
           02139 (Address of principal executive offices and zip code)


                                 (617) 491-1100
              (Registrant's telephone number, including area code)






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     This Current Report on Form 8-K/A amends Exhibit 99.1 of, and restates in its entirety, the Current Report on Form 8-K dated April 9, 1998.


Item 5.  Other Events.
         -------------


     On April 9, 1998, pursuant to a Confidential Term Sheet and Subscription Agreements between Procept, Inc. ("Procept") and investors meeting certain qualifications, Procept conducted a final closing (the "Final Closing") of an aggregate of 98.025 units (the "Units"), each Unit consisting of 20,000 shares of Common Stock, $0.01 par value (the "Common Stock"), and warrants to purchase 20,000 shares of Common Stock at an exercise price of $5.00 per share, for $100,000 per Unit representing aggregate gross proceeds to Procept of $9,802,500 (including an aggregate of $175,000 representing settlement of past liabilities). As part of the Final Closing, The Aries Fund and the Aries Domestic Fund, L.P. exchanged an aggregate of 30,060 shares of Series A Convertible Preferred Stock, $0.01 par value per share, and warrants to purchase an aggregate of 328,314 shares of Procept Common Stock for an aggregate of
42.084 Units (i.e., 841,680 shares of Procept Common Stock and warrants to purchase 841,680 shares of Procept Common Stock at an exercise price of $5.00 per share).


     The above numbers of shares of Common Stock are adjusted to reflect the June 1, 1998 one-for- ten reverse split of Common Stock.


     This Current Report on Form 8-K is being filed to provide pro forma financial information of Procept at March 31, 1998, adjusted to reflect (i) the above transaction and (ii) the merger of VacTex, Inc. ("VacTex") into a subsidiary of Aquila Biopharmaceuticals, Inc. ("Aquila") and the issuance of Aquila common stock and debentures in exchange for VacTex common stock, which occurred on April 13, 1998, in each case as if it had occurred as of March 31, 1998.


     As of April 9, 1998, Procept is in compliance with the criteria for continued listing in The Nasdaq SmallCap Market (other than the minimum bid price requirement, for which it has an exception) as set forth in the Nasdaq Marketplace Rules.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         -------------------------------------------------------------------

        (c)  Exhibits.


       99.1  Pro forma balance sheet of Procept at March 31, 1998.
             Filed herewith.


       99.2 Press release dated April 9, 1998. Filed as Exhibit 99.2 to the Company's Current Report on Form 10-K dated April 9, 1998, Commission File No. 0-21134, and incorporated herein by reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  June 23, 1998                PROCEPT, INC.



                                    By:  /s/ John F. Dee
                                        -------------------------------------
                                        John F. Dee
                                        President and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
   No.            Description
--------          ------------


 99.1             Pro forma balance sheet of Procept at March 31, 1998.
                  Filed herewith.


 99.2 Press release dated April 9, 1998. Filed as Exhibit 99.2 to the Company's Current Report on Form 10-K dated April 9, 1998, Commission File No. 0-21134, and incorporated herein by reference.